UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K / A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2017

REPLIGEN CORPORATION

(Exact name of registrant as specified in charter)

Delaware	0-14656	04-2729386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Seyon Street, Bldg. 1, Suite 100, Waltham, MA 02453

(Address of Principal Executive Offices) (Zip Code)

(781) 250-0111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on June 23, 2017 (the “Original 8-K”), Repligen Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Top Hat, Inc., a California corporation and a wholly owned subsidiary of the Company (“First Merger Sub”), Swing Time, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Second Merger Sub”), Spectrum, Inc., a California corporation (“Spectrum”), and Roy T. Eddleman as representative of Spectrum’s securityholders on June 22, 2017. Pursuant to the Merger Agreement, (i) First Merger Sub will merge with and into Spectrum, with Spectrum as the surviving entity and a direct subsidiary of the Company, and (ii) thereafter as part of the same overall transaction, Spectrum will merge with and into Second Merger Sub, with Second Merger Sub as the surviving entity and a direct subsidiary of the Company (together, the “Merger”). The aggregate consideration payable in exchange for all of the outstanding equity securities of Spectrum consists of approximately $120 million in cash and 6,154,000 shares of the Company’s common stock (together, the “Merger Consideration”). The Merger Consideration is subject to adjustment based on (i) cash and working capital adjustment provisions, (ii) the amount of Spectrum’s transaction expenses and indebtedness that remain unpaid as of the closing of the Merger (the “Closing”) and (iii) indemnification obligations of holders of equity securities of Spectrum receiving Merger Consideration. Approximately $27 million of the Merger Consideration will be placed into a third party escrow account against which the Company may make claims for indemnification and purchase price adjustments until the fifteen month anniversary of the Closing. The Merger Agreement contains customary representations, warranties and covenants of the parties and contains customary conditions to closing. The above description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Original 8-K.

Item 8.01 Other Events.

The Company is filing this Amendment to the Original 8-K to disclose (i) (A) the audited combined financial statements of Spectrum and subsidiaries and combined entities, which comprise the combined balance sheets as of December 31, 2016 and January 2, 2016, and the related combined statements of comprehensive income, stockholders’ equity, and cash flows for the years then ended, (B) the unaudited combined financial statements of Spectrum and subsidiaries and combined entities, which comprise the combined balance sheets for the thirteen weeks ended April 1, 2017 and April 2, 2016 and the related combined statements of comprehensive income, stockholders’ equity, and cash flows for the periods then ended and (C) the related notes to the combined financial statements, and (ii) (A) the unaudited pro forma condensed combined statement of operations of Repligen for the year ended December 31, 2016 and for the three months ended March 31, 2017, (B) the unaudited pro forma condensed combined balance sheet of Repligen as of March 31, 2017 and (C) the related notes to unaudited pro forma condensed combined financial statements, and (iii) the Management Discussion and Analysis of Financial Conditions and Results of Operations of Spectrum for the years ended December 31, 2016 and January 2, 2016 and for the thirteen weeks ended April 1, 2017 and April 2, 2016.

This Amendment to the Original 8-K amends the Original 8-K to provide the historical financial statements of Spectrum under Item 9.01(a) and the pro forma financial information required under Item 9.01(b).

Forward-Looking Statements

This Current Report on Form 8-K, as amended, contains forward-looking statements, which are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the timing of the consummation of the Merger. These statements are neither promises nor guarantees, and are subject to a variety of risks and uncertainties, many of which are beyond the control of the Company, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things, the risk that the Merger does not close. For additional disclosure regarding these and other risks faced by the Company, see the disclosures contained in the Company’s Annual Report on Form 10-K on file with the Securities and Exchange Commission and the other reports that the Company periodically files with the Securities and Exchange Commission. Actual results may differ materially from those contemplated by these forward-looking statements. These forward looking statements reflect management’s current views and the Company does not undertake to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date hereof except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger and Reorganization, dated June 22, 2017, by and among Repligen Corporation, Top Hat, Inc., Swing Time, LLC, Spectrum, Inc., and Roy T. Eddleman (incorporated herein by reference to Exhibit 2.1 to Repligen Corporation’s Form 8-K filed on June 23, 2017).

10.1	Stockholder Agreement, dated June 22, 2017, by and between Repligen Corporation and Roy T. Eddleman (incorporated herein by reference to Exhibit 10.1 to Repligen Corporation’s Form 8-K filed on June 23, 2017).

23.1	Consent of Independent Accountants (Wright Ford Young & Co.).

99.1	Press Release by Repligen Corporation, dated June 23, 2017 (incorporated herein by reference to Exhibit 99.1 to Repligen Corporation’s Form 8-K filed on June 23, 2017).

99.2	Audited combined financial statements of Spectrum and subsidiaries and combined entities, which comprise the combined balance sheets as of December 31, 2016 and January 2, 2016, and the related combined statements of comprehensive income, stockholders’ equity, and cash flows for the years then ended, the unaudited combined financial statements of Spectrum and subsidiaries and combined entities, which comprise the combined balance sheets for the quarter ended April 1, 2017 and April 2, 2016 and the related combined statements of comprehensive income, stockholders’ equity, and cash flows for the quarters then ended, and the related notes to the combined financial statements.

99.3

(A) Unaudited Pro Forma Condensed Combined Statement of Operations of Repligen for the year ended December 31, 2016 and for the three months ended March 31, 2017, (B) Unaudited Pro Forma Condensed Combined Balance Sheet of Repligen as of March 31, 2017 and (C) the related Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

99.4	Spectrum’s Management Discussion and Analysis of Financial Conditions and Results of Operations for the years ended December 31, 2016 and January 2, 2016 and for the thirteen weeks ended April 1, 2017 and April 2, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIGEN CORPORATION

By:	/s/ Tony J. Hunt
Tony J. Hunt President and Chief Executive Officer

Date:	June 26, 2017

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger and Reorganization, dated June 22, 2017, by and among Repligen Corporation, Top Hat, Inc., Swing Time, LLC, Spectrum, Inc., and Roy T. Eddleman (incorporated herein by reference to Exhibit 2.1 to Repligen Corporation’s Form 8-K filed on June 23, 2017).

10.1	Stockholder Agreement, dated June 22, 2017, by and between Repligen Corporation and Roy T. Eddleman (incorporated herein by reference to Exhibit 10.1 to Repligen Corporation’s Form 8-K filed on June 23, 2017).

23.1	Consent of Independent Accountants (Wright Ford Young & Co.).

99.1	Press Release by Repligen Corporation, dated June 23, 2017(incorporated herein by reference to Exhibit 99.1 to Repligen Corporation’s Form 8-K filed on June 23, 2017).

99.2	Audited combined financial statements of Spectrum and subsidiaries and combined entities, which comprise the combined balance sheets as of December 31, 2016 and January 2, 2016, and the related combined statements of comprehensive income, stockholders’ equity, and cash flows for the years then ended, the unaudited combined financial statements of Spectrum and subsidiaries and combined entities, which comprise the combined balance sheets for the quarter ended April 1, 2017 and April 2, 2016 and the related combined statements of comprehensive income, stockholders’ equity, and cash flows for the quarters then ended, and the related notes to the combined financial statements.

99.3

(A) Unaudited Pro Forma Condensed Combined Statement of Operations of Repligen for the year ended December 31, 2016 and for the three months ended March 31, 2017, (B) Unaudited Pro Forma Condensed Combined Balance Sheet of Repligen as of March 31, 2017 and (C) the related Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

99.4	Spectrum’s Management Discussion and Analysis of Financial Conditions and Results of Operations for the years ended December 31, 2016 and January 2, 2016 and for the thirteen weeks ended April 1, 2017 and April 2, 2016.